Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMaxTM Short TSLA Option Income Strategy ETF (CRSH)

YieldMaxTM Short Innovation Option Income Strategy ETF (OARD)

YieldMaxTM Short NVDA Option Income Strategy ETF (DIPS)

YieldMaxTM Short COIN Option Income Strategy ETF (FIAT)

YieldMaxTM Short AAPL Option Income Strategy ETF (ROTN)

(the “Funds”)

listed on NYSE Arca, Inc.

September 6, 2024

Supplement to the Summary Prospectuses and Prospectus,

each dated March 7, 2024

Effective immediately, each Fund will at times opportunistically sell a credit put spread (described below) instead of selling a put option (i.e., the standard strategy) when ZEGA Financial, LLC (“Sub-Adviser”) believes doing so will be more advantageous to that Fund’s total return.

As a result of this opportunistic strategy, rather than capping a Fund’s potential gains when the value of an Underlying Security’s shares decreases (as would occur with the standard strategy), the Fund may experience greater downside participation.

The opportunistic strategy for each Fund is described as follows:

Opportunistic Strategy – Credit Put Spreads

The Fund may write (sell) credit put spreads (described below) rather than stand-alone put option contracts to seek greater participation in the potential decline of its Underlying Security’s share price, while still generating net premium income. The Sub-Adviser will primarily employ this opportunistic strategy when it believes that the share price of its Underlying Security is likely to decline significantly in the short term (e.g., following a substantial market rally or overall negative market news). Additionally, the Sub-Adviser may use this strategy in other scenarios (e.g., if the market is undervaluing further out-of-the-money options relative to near-the-money options), where it believes the use of credit put spreads may prove more advantageous to the Fund’s total return than the standard strategy.

Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Fund Monthly Distributions. In addition to the income-seeking methodologies stated in the Prospectus, a Fund’s use of the opportunistic strategy may occasionally allow it to capture a substantial portion of any significant decrease in the price of its Underlying Security. When this happens, a Fund could receive profits exceeding the initial cost of the put options, and the Fund’s distributions may include some of those profits.

Fund Portfolio

Each Fund’s principal holdings related to the opportunistic strategy are described below:

Principal Holdings
Portfolio Holdings (All options are based on the value of the Fund’s Underlying Security)	Investment Terms	Expected Target Maturity
Sold (short) put option contracts (Opportunistic Strategy)

The strike price is approximately 0%-15% below than the then-current share price of the Fund’s Underlying Security at the time of sale.

Sold put option contracts provide inverse exposure to the full extent of any declines in the value experienced by the Fund’s Underlying Security, minus the premium received.

1-month or less expiration dates
Purchased put option contracts (Opportunistic Strategy)

“out-of-the-money” (i.e., the strike price is below the strike price of the corresponding Opportunistic Strategy sold put).

Bought put option contracts provide exposure to the full extent of any declines in the value experienced by the Fund’s Underlying Security below the option’s strike price.

1-month or less expiration dates

The following information amends and restates the “Principal Investment Strategies” disclosures under the heading “Additional Information About the Funds”:

Principal Investment Strategies

Overview of Options Terminology

Each Fund’s options contracts are based on the value of the corresponding Underlying Security, which gives the Fund the right or obligation to receive or deliver shares of the Underlying Security on the expiration date of the applicable option contract in exchange for the stated strike price, depending on whether the option contract is a call option or a put option, and whether the Fund purchases or sells the option contract.

●	In general, an option contract gives the purchaser of the option contract the right to purchase (for a call option) or sell (for a put option) the underlying asset (like shares of the Underlying Security) at a specified price (the “strike price”).
●	The seller of an option contract may be obligated to deliver shares (for a sold or “short” call option) or buy shares (for a sold or “short” put option) of the underlying asset at a specified price (the “strike price”).
●	Options contracts must be exercised or traded to close within a specified time frame, or they expire.
●	A traditional covered put strategy is an investment strategy where an investor (the Fund) sells a put option on an Underlying Security it is short.
●	A synthetic covered put strategy is similar to a traditional covered put strategy in that the investor sells a put option that is based on the value of the Underlying Security. However, in a synthetic covered put strategy, the investor (the Fund) does not actually short the Underlying Security, but rather seeks to synthetically replicate a short position in the Underlying Security (i.e., it seeks inverse exposure to the share price movements of the Underlying Security) through the use of various investment instruments.

Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

●	European and American style options contracts differ primarily in terms of when the options can be exercised. European style options can only be exercised at expiration, while American options can be exercised at any time before expiration.

Synthetic Exposure to the Inverse of the Underlying Security’s Share Price Returns

●	The Funds purchase put option contracts on their respective Underlying Security generally having three-month to six-month terms and strike prices equal to the then-current share price of the Underlying Security at the time of the purchases to provide the Funds indirect inverse exposure to the downside price returns of the Underlying Security. As a buyer of put option contracts, each Fund pays a premium to the seller of the options contracts to obtain the right to sell the Underlying Security at the strike price if the buyer (the Fund) exercises the option contract. The purchased put allows the Fund to participate in the inverse of the price returns of the Underlying Security beyond the strike price of the purchased put option contract at expiration (or earlier, if the Fund closes the option contract prior to expiration); and

●	The Funds simultaneously sells call option contracts on their respective Underlying Security to help pay the premium of the purchased put option contracts on the Underlying Security described above. Each Fund sells call option contracts that also generally have three-month to six-month terms and strike prices equal to the then-current share price of the Underlying Security at the time of the sales to provide the Fund indirect inverse exposure to the upside price returns of the Underlying Security. As a seller of a call option contract, each Fund receives a premium from the buyer of the option contract in exchange for the Fund’s obligation, if exercised, to purchase the Underlying Security at the strike price if the buyer exercises the option contract.

●	The combination of the purchased (long) put options and the sold call options described above provides each Fund with investment exposure equal to approximately -100% of its respective Underlying Security’s share price changes for the duration of the applicable options exposure. As a result, this combination of options is expected to gain value when the share price of the Underlying Security decreases and to lose value when the share price of the Underlying Security increases.

For illustrative purposes, consider a scenario where a synthetic covered put strategy is initiated while the value of the Underlying Security is $100. This sets the strike price for both the at-the-money call and put options at $100. Additionally, a short put option is struck 5% out-of-the-money (i.e., below the market value), with a strike price of $95. If the value of the Underlying Security decreases to $80, the Fund benefits from the price decline up to the $95 strike price of the short put option. This scenario would result in a 5% return for the Fund from the decrease in Underlying Security’s value.

Generating Monthly Income

●	Each Fund sells put option contracts that are based on the value of its respective Underlying Security to generate income via option premiums. On a monthly basis or more frequently, a Fund will sell put option contracts on the Underlying Security with expiration dates of approximately one month or less in the future at strike prices that are approximately equal to 0%-15% below the then-current share price of the Underlying Security. By doing so, a Fund gives up the potential to fully participate in decreases in the Underlying Security share price, if any, beyond the strike price of the sold put options in exchange for income received in the form of put option premium. If the share price of the Underlying Security is greater than the put option’s strike price at the expiration of the contract, the option contract will expire worthless and the Fund’s return on the sold put position will be the premium originally received for selling the option contract. If the share price of the Underlying Security is less than the strike price at the expiration of the option contract, the Fund will typically forgo all of the returns that exceed the strike price of the sold put option contract, and there will be a cost to “close out” the now in-the-money put options. The short put options are “closed out” (repurchased) prior to their expiration so that the Fund will not get assigned on the, now, in-the-money put options. At times the put options may be “rolled” instead of simply closed. This is to say, new put options are simultaneously sold to open a new short put position, while the previously sold puts are repurchased to close out the original short put position.

Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

●	The Funds purchase multiple series of U.S. Treasury securities to collateralize the options contracts they sell. The U.S. Treasury securities also provide monthly income.

Standard Strategy – Covered Puts:

When employing the standard covered put strategy, each Fund’s sale of put option contracts to generate income will limit the degree to which the Fund will inversely participate in decreases in the share price of the Underlying Security. This means that if the Underlying Security experiences a decrease in the share price, the Fund will likely not experience a corresponding increase to the same extent (i.e., there is no participation beyond the level of the strike price of the sold put option contracts) and may result in the Fund significantly underperforming inverse of the Underlying Security. The degree of inverse participation in the Underlying Security losses will depend on the strike price of the short put option contracts and prevailing market conditions, especially market volatility, at the time the Fund sells the put option contracts. The potential for capturing downside returns on the Underlying Security will also depend on whether a Fund fully “covers” its potential downside price return exposure to the Underlying Security by virtue of its sold put option contracts. If a Fund fully covers the downside price return exposure to the Underlying Security, the Fund’s potential upside to the Underlying Security’s price declines will be completely capped at the sold put options’ strike price, meaning the Fund may forgo inverse benefits from all price declines experienced by the Underlying Security beyond the strike price. If a Fund partially covers its potential downside return exposure with the sold put option, the Fund will have muted returns beyond the strike price of the sold put option to the extent that the Underlying Security’s share price declines beyond the strike price.

The sale of put option contracts will offset losses experienced by an Underlying Security only to the extent of premiums received from such sold put option contracts. The Funds expect to inversely participate in all the Underlying Security price return gains over the duration of the options contracts (e.g., if the Underlying Security increases in value by 5%, the Fund should be expected to decrease in value by approximately 5%, before Fund fees and expenses) beyond the income received from the sold put option contract premiums.

Opportunistic Strategy – Credit Put Spreads:

When employing the opportunistic credit put spread strategy, a Fund’s sale of put option contracts, paired with the purchase of lower strike put option contracts, aims to generate income while still allowing for potential indirect inverse participation in decreases in the share price of its Underlying Security below the strike of the lower price put option which was bought. However, this strategy may nonetheless still limit the degree to which the Fund fully participates (inversely) in such decreases as the Fund will not participate (directly or indirectly) in any appreciation between the strikes of the sold put option and bought put option.

The sale of credit put spreads will offset gains experienced by an Underlying Security’s share price only to the extent of premiums received from such sold put option contracts. Each Fund expects to participate (inversely) in all of its Underlying Security’s gains beyond the income received from the sold put spreads contract premiums. For instance, if a Fund’s Underlying Security increases in value by 5%, the Fund should be expected to decrease in value by approximately 5%, before Fund fees and expenses, beyond the income received from the sold put spreads contract premiums.

Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Examples:

The following table provides an overview of a Fund’s anticipated performance versus various changes in the share price of its Underlying Security when the Standard Covered Put Strategy is employed.

Price Movement of Underlying Security	Anticipated Fund Performance & Performance Relative to Underlying Security*
Significant decline in share price	Increase in Fund NAV – Significant underperformance vs the inverse performance of the Underlying Security
Moderate decline or flat performance	Increase in Fund NAV – Outperformance vs inverse the performance of the Underlying Security
Rise in share price	Decline or flat Fund NAV – Outperformance vs inverse the performance of the Underlying Security

The following table provides an overview of a Fund’s anticipated performance versus various changes in the share price of its Underlying Security when the Opportunistic Credit Put Spread Strategy is employed.

Price Movement of Underlying Security	Anticipated Fund Performance & Performance Relative to Underlying Security*
Significant decline in share price	Increase in Fund NAV – Underperformance vs the inverse performance of the Underlying Security
Moderate decline or flat performance	Increase in Fund NAV – Outperformance vs inverse the performance of the Underlying Security
Rise in share price	Decline or flat Fund NAV – Outperformance vs inverse the performance of the Underlying Security

* A Fund’s actual NAV performance and performance against the price of its Underlying Security may differ, primarily due to path dependency and strike selection as discussed above. Also, please see Price Participation Risk and Call Writing Strategy Risk.

Potential Downside Participation – Standard Strategy vs Opportunistic Strategy

To further illustrate how the Fund’s opportunistic strategy results in greater downside participation, the following examples compare the outcomes of a hypothetical covered put and a covered put spread. These scenarios demonstrate how a Fund’s use of its opportunistic strategy can lead to increased potential appreciation of the inverse of its Underlying Security’s share price while still generating net premium income. Additionally, the examples highlight the estimated amount or limits on the greater participation in potential declines as compared to a standard put option contract strategy.

Examples:

Scenario 1 (Standard Strategy): Selling a Covered put on an Underlying Security

●	Underlying Security Share Price: $100

●	Strike Price of Sold Covered Put: $95

●	Premium Received: $2

Outcome if the share price of the Underlying Security declines to $90:

1.	Share Price Decline: The Fund benefits from the decline in the Underlying Security’s price to $95 but does not participate further below the $95 strike price since the Fund sold a put struck at $95.

○	Gain from Decline: $5 (i.e., $100 - $95 = $5)

2.	Put Premium: Fund retains the initial $2 premium.

3.	Total Gain: $7 (i.e., $5 gain from price decline, plus $2 premium)

Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Scenario 2 (Opportunistic Strategy): Selling a Covered Put Spread on an Underlying Security

●	Underlying Security Share Price: $100

●	Strike Prices of Covered Put Spread: Sold put at $100, Purchased Put at $97.50

●	Net Premium Received: $2

Outcome if the share price of the Underlying Security declines to $90:

1.

Share Price Decline: The Fund benefits from the decline in the Underlying Security’s price from $97.5 down to the $90.00 strike price of the purchased put. Note that the Fund did not benefit from the initial decline between $100 and $97.5.

○	Gain from Decline: $7.50 (i.e., $97.50 - $90.00 = $7.50)

2.	Net Premium: The Fund retains the net premium of $2.

3.	Total Gain: $9.50 (i.e., $7.50 gain from price decline, plus $2 net premium)

Comparison:

●	Covered Put: Gain is capped at $7, as participation in the Underlying Security’s decline is capped at the sold put’s $95 strike price.

●	Covered Put Spread: Gain is $9.50, as the put spread provides additional downside participation below the purchased put’s $97.50 strike price. Furthermore, the Fund’s gain potential is not capped (i.e., if the value of the Underlying Security’s share price declines further, the Fund’s gain would also increase further).

Conclusion:

In this scenario where the Underlying Security declines to $90, the opportunistic credit put spread strategy yields a higher total gain of $9.50 compared to the $7 gain from selling a simple covered put. The opportunistic credit put spread allows the Fund to participate in potential downside beyond the strike price of the purchased put, resulting in the potential for additional gains to the Fund.

Further, if the Underlying Security’s share price declines further beyond the strike price of the purchased put, the opportunistic credit put spread strategy allows for continued participation in the downside through the increasing value of the purchased put. This results in the potential for additional gains for the Fund. In contrast, the standard covered put strategy’s gain potential is capped at the strike price of the sold put.

There is no guarantee that each Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

Each Fund’s NAV is dependent on the aggregate values of the Fund’s options contracts, where such values are principally affected by the share price of the Underlying Security, the volatility of the Underlying Security, and the time remaining until the expiration date of the various option contracts held by the Fund. Each Fund’s synthetic short exposure strategy will effectively allow that portion of the Fund’s assets to move in sync (but inversely) with the daily changes in the Underlying Security’s share price.

However, each Fund’s benefit from the potential downside in the Underlying Security’s price returns is limited by virtue of its sold put option contract positions. The degree to which a shareholder may benefit from the downside exposure to the Underlying Security obtained by a Fund will depend on the time at which the investor purchases Shares of the Fund and the price movements of the Underlying Security. At any given time, there may be limited upside potential for a Fund. If the price of the Underlying Security is near or has fallen below the strike price of a Fund’s sold put option contracts when an investor purchases Shares, such investor may have little to no upside potential remaining until the current short puts are replaced by a new set of short puts, as well as remain vulnerable to significant downside risk (if the Underlying Security’s share price increases in value), including the loss of their entire investment.

Each Fund will invest significantly in short-term (6-month to 2-year) U.S. Treasury securities as collateral in connection with the Fund’s synthetic covered put strategy. U.S. Treasury securities are government debt instruments issued by the United States Department of the Treasury and are backed by the full faith and credit of the United States government. The Funds’ investments in U.S. Treasury securities contribute to the monthly income sought by the Funds.

Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Exchange Traded Options Portfolio

FLEX options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of “over-the-counter” (“OTC”) options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX options in which the Funds may invest are all European style options (options that are exercisable only on the expiration date). The FLEX options are listed on the Chicago Board Options Exchange.

The Funds will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the options held by the Funds are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Funds will use fair value pricing pursuant to the fair value procedures adopted by the Board.

Please retain this Supplement for future reference.